Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE EXAGEN INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO EXAGEN INC. IF PUBLICLY DISCLOSED.

AMENDMENT #4 TO CO-PROMOTION AGREEMENT

As contemplated in the Co-Promotion Agreement between Exagen and Janssen signed December 10, 2018, please find attached the final Baseline TRxU for April through June (3th Quarter) of 2021, which has been agreed upon by the Janssen and Exagen Teams. This Baseline TRxU include CVS/Anthem data for the zip codes covered by Exagen sale representatives as of April 1, 2021, inclusive of the additional zip codes added.
The parties have agreed that the following sections of the Agreement are hereby amended as follows effective as the date of this notice:

2.3.4.	The terms of the Promotion Fee shall be adjusted for the quarter ending June 30, 2021 as follows:

	2.3.4.1	The Promotion Fee shall be based on a unit value for each quarter over Baseline TRxU, allocated as follows:

			For the Quantities	Promotion Fee per unit
			[***]	[***]
			[***]	[***]
			[***]	[***]

Tiered Baseline
[***]

A minimum payout of $300,000 for Q1 and Q2 of 2021 will be in effect.

	2.3.4.2	Unit quantities below Baseline TRxU in a quarter will be counted as zero for purposes of calculating Quantities for Promotion Fee per unit.

	2.3.4.3	Janssen will pay Exagen a Minimum Promotion Fee of $300,000 for each of the quarters ending March 31, 2021 and June 30, 2021

	2.3.4.4	In addition, the Promotion Fee will be capped at an amount reflecting the payment due in the event that Exagen's TRxU exceeds 10% above the Baseline TRxU for the quarter ending June 30, 2021.

For example:
[***]

2.3.5	For the remaining quarters of the Contract Term Extension (July 1, 2021 – December 31, 2021) and any additional Third Term, the Promotion Fee payment terms shall revert to the terms set forth in the Co-Promotion Agreement, with no Minimum Promotion Fee and no Cap (Section 2.3.3).

***	Certain Confidential Information Omitted

In accordance with Amendment #2 dated June 18th, 2020 to the Agreement, please find the Second Term Baseline TRxU for the First Half of 2021:

Quarter ending	Baseline TRxU
March 31, 2021	[***]
June 30, 2021	[***]

Please indicate your acceptance by signing the space provided below and returning to Janssen.

JANSSEN BIOTECH, INC.
By: /s/ Howard Reid
Name: Howard Reid
Title: Director of Marketing
Date: Jul 27, 2021

Accepted and agreed
As of the date set forth above:
By: /s/ Mark Hazeltine
Name: Mark Hazeltine
Title: COO
Date: Jul 9, 2021

***	Certain Confidential Information Omitted